UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 961-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
0.500% Senior Notes due 2029	K29	New York Stock Exchange
3.750% Senior Notes due 2034	K34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on August 13, 2024, Kellanova, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”), and, solely for the limited purposes specified in the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Parent”).

On December 11, 2025 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Credit Facilities Guarantee

On December 11, 2025, following the closing of the Merger, the Company and JPMorgan Chase Bank, N.A. executed (i) Supplement No. 1 (the “Revolving Supplemental Guarantee”) to the Subsidiary Guarantee Agreement, dated as of March 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Facility Subsidiary Guarantee Agreement”) among the Subsidiaries of the Parent party thereto and JPMorgan Chase Bank, N.A., as administrative agent pursuant to that certain Revolving Credit Agreement, dated as of March 3, 2023 (as amended by the First Amendment, dated as of September 10, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among the Parent, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which provides for $4.0 billion in revolving commitments available to be drawn in either U.S. dollars, Euro or Sterling with a final maturity date of March 3, 2028 and (ii) Supplement No. 1 (the “Term Supplemental Guarantee” and, together with the Revolving Supplemental Guarantee, the “Supplemental Guarantees”) to the Subsidiary Guarantee Agreement, dated as of September 10, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Subsidiary Guarantee Agreement”; the Term Loan Subsidiary Guarantee Agreement, together with the Revolving Credit Facility Subsidiary Guarantee Agreement, the “Subsidiary Guarantee Agreements”) pursuant to that certain Term Credit Agreement, dated as of September 10, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “DDTL Credit Agreement”; the DDTL Credit Agreement, together with the Revolving Credit Agreement, the “Parent Senior Credit Agreements”), among the Parent, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which provides for $4.0 billion in delayed draw term commitments available to be drawn in U.S. dollars with a final maturity date which is five years from the Funding Date, as defined in the DDTL Credit Agreement.

Pursuant to the Supplemental Guarantees and as required under the Parent Senior Credit Agreements, the Company agreed to join as a subsidiary guarantor under the Subsidiary Guarantee Agreements and guarantee on a senior unsecured basis all of the obligations of the Parent under the Parent Senior Credit Agreements.

Private Placement Notes Guarantee

On December 11, 2025, following the closing of the Merger, the Company executed (i) the Subsidiary Guaranty Agreement (the “2012 Subsidiary Guaranty Agreement”) to the Note Agreement, dated as of October 11, 2012 (as amended by Amendment No. 1 to Note Agreement, dated as of September 27, 2016, Amendment No. 2 to Note Agreement, dated as of March 29, 2017 and Amendment No. 3 to Note Agreement, dated as of December 18, 2024 and as may be further amended, restated or otherwise modified from time to time, the “2012 Note Purchase Agreement”), by and among the Parent and the noteholders party thereto, relating to the Parent’s:

•	$395,000,000 aggregate principal amount of 3.99% Series K Senior Notes due October 11, 2027 (the “2012 Senior Notes”);

(ii) the Subsidiary Guaranty Agreement (the “2016 Subsidiary Guaranty Agreement”) to the Note Agreement, dated as of September 27, 2016 (as amended by Amendment No. 1 to Note Agreement, dated as of March 29, 2017 and Amendment No. 2 to Note Agreement, dated as of December 18, 2024 and as may be further amended, restated or otherwise modified from time to time, the “2016 Note Purchase Agreement”), by and among the Parent and the noteholders party thereto, relating to the Parent’s:

•	$400,000,000 aggregate principal amount of 3.42% Series N Senior Notes due 2026;

•	$400,000,000 aggregate principal amount of 3.52% Series O Senior Notes due 2028;

•	$400,000,000 aggregate principal amount of 3.67% Series P Senior Notes due 2031;

•	$400,000,000 aggregate principal amount of 4.04% Series Q Senior Notes due 2036;

•	$400,000,000 aggregate principal amount of 4.27% Series R Senior Notes due 2041; and

•	$400,000,000 aggregate principal amount of 4.45% Series S Senior Notes due 2046 (collectively, the “2016 Senior Notes”);

(iii) the Subsidiary Guaranty Agreement (the “2017 Subsidiary Guaranty Agreement”) to the Note Agreement, dated as of March 29, 2017 (as amended by Amendment No. 1 to Note Agreement, dated as of December 18, 2024 and as may be further amended, restated or otherwise modified from time to time, the “2017 Note Purchase Agreement”), by and among the Parent and the noteholders party thereto, relating to the Parent’s:

•	$330,000,000 aggregate principal amount of 4.18% Series U-1 Senior Notes due 2027;

•	$20,000,000 aggregate principal amount of 4.18% Series U-2 Senior Notes due 2027;

•	$378,000,000 aggregate principal amount of 4.28% Series V-1 Senior Notes due 2029;

•	$22,000,000 aggregate principal amount of 4.28% Series V-2 Senior Notes due 2029;

•	$250,000,000 aggregate principal amount of 4.43% Series W Senior Notes due 2032;

•	$600,000,000 aggregate principal amount of 4.72% Series X Senior Notes due 2037;

•	$550,000,000 aggregate principal amount of 4.92% Series Y-1 Senior Notes due 2042;

•	$50,000,000 aggregate principal amount of 4.92% Series Y-2 Senior Notes due 2042; and

•	£20,000,000 aggregate principal amount of 2.65% Series BB Senior Notes due 2027 (collectively, the “2017 Senior Notes”); and

(iv) the Subsidiary Guaranty Agreement (the “2024 Subsidiary Guaranty Agreement” and, together with the 2012 Subsidiary Guaranty Agreement, 2016 Subsidiary Guaranty Agreement and 2017 Subsidiary Guaranty Agreement, the “Subsidiary Guaranty Agreements”) to the Note Agreement, dated as of December 18, 2024 (as may be further amended, restated or otherwise modified from time to time, the “2024 Note Purchase Agreement” and, together with the 2012 Note Purchase Agreement, the 2016 Note Purchase Agreement and the 2017 Note Purchase Agreement, the “Parent Note Agreements”), by and among the Parent and the noteholders party thereto, relating to the Parent’s:

•	$200,000,000 aggregate principal amount of 5.36% Series EE Senior Notes due 2033;

•	$200,000,000 aggregate principal amount of 5.63% Series FF Senior Notes due 2038;

•	£157,000,000 aggregate principal amount of 5.21% Series GG Senior Notes due 2029;

•	£157,000,000 aggregate principal amount of 5.42% Series HH Senior Notes due 2033; and

•

£157,000,000 aggregate principal amount of 5.73% Series II Senior Notes due 2038 (collectively, the “2024 Senior Notes” and, together with the 2012 Senior Notes, 2016 Senior Notes and 2017 Senior Notes, the “Parent Private Placement Notes”).

Pursuant to the Subsidiary Guaranty Agreements, the Company agreed to guarantee on a senior unsecured basis the obligations of the Parent under the Parent Note Agreements and provided a senior unsecured guarantee of the Parent Private Placement Notes.

Senior Notes Guarantee

On December 11, 2025, following the closing of the Merger, the Company, the Parent and the Bank of New York Mellon Trust Company, N.A. (the “Trustee”) executed (i) the First Supplemental Indenture (the “2019 Supplemental Indenture”) to the indenture, dated March 29, 2019 (the “2019 Indenture”) among the Parent, the guarantors from time to time party thereto and the Trustee, relating to the Parent’s:

•	$700,000,000 3.200% Senior Notes due 2030;

•	$600,000,000 3.600% Senior Notes due 2034;

•	$700,000,000 3.875% Senior Notes due 2039;

•	$300,000,000 3.950% Senior Notes due 2044;

•	$900,000,000 3.950% Senior Notes due 2049;

•	$500,000,000 4.125% Senior Notes due 2054; and

•	$700,000,000 4.200% Senior Notes due 2059 (collectively, the “2019 Senior Notes”);

(ii) the First Supplemental Indenture (the “2020 Supplemental Indenture”) to the indenture, dated July 16, 2020 (the “2020 Indenture”) among the Parent, the guarantors from time to time party thereto and the Trustee, relating to the Parent’s:

•	$500,000,000 0.875% Notes due 2026;

•	$700,000,000 1.625% Notes due 2032;

•	$900,000,000 2.375% Notes due 2040; and

•	$400,000,000 2.450% Notes due 2050 (collectively, the “2020 Senior Notes”);

(iii) the First Supplemental Indenture (the “2023 Supplemental Indenture”) to the indenture, dated April 20, 2023 (the “2023 Indenture”) among the Parent, the guarantors from time to time party thereto and the Trustee, relating to the Parent’s:

•	$1,000,000,000 4.550% Notes due 2028;

•	$500,000,000 4.650% Notes due 2031; and

•	$1,000,000,000 4.750% Notes due 2033 (collectively, the “2023 Senior Notes”); and

(iv) the First Supplemental Indenture (the “2025 Supplemental Indenture” and, together with the 2019 Supplemental Indenture, the 2020 Supplemental Indenture and the 2023 Supplemental Indenture, the “Supplemental Indentures”) to the indenture, dated March 12, 2025 (the “2025 Indenture” and, together with the 2019 Indenture, the 2020 Indenture and the 2023 Indenture, the “Parent Indentures”) among the Parent, the guarantors from time to time party thereto and the Trustee, relating to the Parent’s:

•	$2,000,000,000 4.450% Notes due 2027;

•	$3,250,000,000 4.600% Notes due 2028;

•	$4,500,000,000 4.800% Notes due 2030;

•	$2,750,000,000 5.000% Notes due 2032;

•	$5,000,000,000 5.200% Notes due 2035;

•	$2,750,000,000 5.650% Notes due 2045;

•	$4,750,000,000 5.700% Notes due 2055; and

•	$1,000,000,000 5.800% Notes due 2065 (collectively, the “2025 Senior Notes” and, together with the 2019 Senior Notes, 2020 Senior Notes and 2023 Senior Notes, the “Parent Senior Notes”).

Pursuant to the Supplemental Indentures, the Company agreed to guarantee on a senior unsecured basis all of the obligations of the Parent under the Parent Indentures and provided a senior unsecured guarantee of the Parent Senior Notes.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company terminated that certain Five-Year Credit Agreement, dated as of December 21, 2021, with JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Barclays Bank PLC, BOFA Securities, INC., Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, and Morgan Stanley MUFG Loan Partners, LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, and Morgan Stanley MUFG Loan Partners, LLC as co-syndication agents and the lenders named therein, in each case as the same has been amended, restated, amended and restated, supplemented or otherwise modified prior to the closing of the Merger, and repaid all indebtedness and other obligations outstanding thereunder.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement, each share of common stock, par value $0.25 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by (i) the Company or its subsidiaries or Parent or its subsidiaries (including Acquiror and its subsidiaries) or (ii) stockholders who properly exercised and perfected appraisal rights under Delaware law) was automatically cancelled and converted into the right to receive $83.50 per share in cash, without interest (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time, (1) each option to purchase shares of Company Common Stock (each, a “Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether subject to service-based or performance-based vesting conditions), (i) was deemed to be fully vested (including with respect to any performance-based vesting requirements), and (ii) was converted into the right to receive an amount, in cash, without interest, equal to the product of (A) the total number of shares of Company Common Stock subject to such Company Option (after giving effect to (1)(i) of this paragraph) and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock set forth in such Company Option, (2) with certain exceptions, each restricted stock unit of the Company (“Company Restricted Stock Unit”) that was outstanding as of immediately prior to the Effective Time, (i) was deemed to be fully vested, and (ii) was converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) the number of shares of Company Common Stock issuable pursuant to such Company Restricted Stock Unit (after giving effect to (2)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Restricted Stock Unit, (3) each performance stock unit of the Company (“Company Performance Stock Unit”) that was outstanding as of immediately prior to the Effective Time, (i) was deemed to be vested with the number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit determined (x) if the applicable performance period had ended prior to the Effective Time, assuming maximum level of performance, or (y) if the applicable performance period had not ended prior to the Effective Time, based on the greater of target and actual performance, and (ii) was converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) such number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit (after giving effect to (3)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Performance Stock Units, and (4) each deferred share of Company Common Stock (whether or not vested) under any Company benefit plan (“Company Deferred Stock Unit”) that was outstanding as of immediately prior to the Effective Time, was converted into the right of the holder thereof to receive from Acquiror or its applicable affiliate at the time specified in the applicable Company benefit plan and in accordance with Section 409A of the Internal Revenue Code, an amount, in cash, without interest, equal to the sum of (i) the product of (A) such number of shares of Company Common Stock underlying the Company Deferred Stock Units and (B) the Merger Consideration and (ii) all dividend equivalents accrued or credited with respect to such Company Deferred Stock Units. Holders of Company Performance Stock Units that did not pay out in full at maximum level of performance upon the Effective Time also became entitled to a cash retention payment based on the difference between the value of their Company Performance Stock Units at maximum level of performance and the payment received by such holder at the Effective Time, which will be payable on the last day of the performance period applicable to such Company Performance Stock Unit, subject to continued employment through such date or, if earlier, upon a qualifying termination of employment.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 14, 2024 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to delist from the NYSE and deregister the shares of the Company Common Stock and the Company’s 0.500% Senior Notes due 2029 and 3.750% Senior Notes due 2034. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Trading of Company Common Stock on the NYSE was halted prior to the opening of trading on the Closing Date.

On the Closing Date, the Company also notified the Luxembourg Stock Exchange (the “LuxSE”) of the consummation of the Merger and requested the delisting of the Company’s 7.45% Debentures due 2031 (the “Debentures”) from the official list of the LuxSE and for such Debentures to be withdrawn from trading on the Euro MTF market of the LuxSE. The Debentures are expected to be delisted and withdrawn from the LuxSE following approval by the Executive Committee of the LuxSE of such request.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Acquiror.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, at the Effective Time, (i) each of Steven A. Cahillane, Stephanie A. Burns, Carter A. Cast, Roderick D. Gillum, G. Zachary Gund, Donald R. Knauss, Mary A. Laschinger, Erica L. Mann, J. Michael Schlotman, La June Montgomery Tabron and Carolyn M. Tastad resigned from the Board of Directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company, and (ii) the managers of Merger Sub immediately prior to the Effective Time were appointed as directors of the Company.

Also in connection with the Merger, following the Effective Time, (i) each of Steve Cahillane, Nicolas Amaya, Shumit Kapoor, David Lawlor, John Renwick and Kurt Forche resigned as an officer of the Company, and (ii) each of Andrew P. Clarke, Myriah Gambrell-Glenn and Ross Plagman was appointed as an officer of the Company to serve as its President, Secretary and Treasurer, respectively.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, promptly following the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated in its entirety and replaced with the certificate of incorporation in the form attached hereto as Exhibit 3.1 and incorporated herein by reference. In addition, promptly following the Effective Time, the Bylaws of the Company were amended and restated in their entirety and replaced with the bylaws in the form attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On December 11, 2025, Parent issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 13, 2024, by and among Kellanova, Acquiror 10VB8, LLC and Merger Sub 10VB8, LLC and, solely for the limited purpose specified therein, Mars, Incorporated (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 14, 2024).*

3.1	Amended and Restated Certificate of Incorporation of Kellanova, dated December 11, 2025.

3.2	Amended and Restated Bylaws of Kellanova, dated December 11, 2025.

99.1	Press Release, dated December 11, 2025, issued by Mars, Incorporated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellanova

Dated: December 11, 2025	/s/ Myriah Gambrell-Glenn
	Name:	Myriah Gambrell-Glenn
	Title:	Secretary